Exhibit 10.2

SECOND ALLONGE TO SECURED PROMISSORY NOTE (REVOLVING)

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and legal sufficiency of which hereby are acknowledged, intending to be legally bound, FRANKLIN STREET PROPERTIES CORP., a Maryland corporation (“Lender”), and FSP PHOENIX TOWER LIMITED PARTNERSHIP, a Texas limited partnership (“Borrower”), desire to confirm and amend that certain Secured Promissory Note (Revolving) dated December 4, 2008, as amended by that certain Allonge to Secured Promissory Note (Revolving) dated March 31, 2011 (as so amended, the “Original Note”) as follows:

Capitalized Terms. Each capitalized term used and not defined in this Second Allonge to Secured Promissory Note (Revolving) (this “Allonge”) shall have the meaning given to such term in the Original Note.

Amendment – Maximum Principal Amount. The maximum principal amount of the loan evidenced by the Original Note is hereby increased from $15,000,000.00 to $20,000,000.00. More specifically, the reference to “FIFETEEN MILLION DOLLARS AND 00/100 ($15,000,000.00)” in the first paragraph of the Original Note is hereby changed to “TWENTY MILLION DOLLARS AND 00/100 ($20,000,000.00)” and the reference to “$15,000,000.00” in Section 1(a) of the Original Note is hereby changed to “$20,000,000.00”, it being understood that the aggregate principal amount of all Advances outstanding at any time shall in no event exceed $20,000,000.00.

Amendment – Maturity Date. Section 2 of the Original Note is hereby deleted in its entirety and replaced with the following:

“Principal Repayment. The outstanding principal amount of the Loan, together with any accrued but unpaid interest, shall be due and payable on the earlier to occur of (i) November 30, 2013 and (ii) the date on which an Event of Default shall have occurred (such date first to occur being referred to herein as the "Maturity Date"). This Note may be prepaid in whole or in part at any time without premium or penalty.”

Continuing Effect; No Novation. Except as expressly set forth in this Allonge, all of the terms, covenants and conditions of the Original Note shall remain in full force and effect. Except as modified by this Allonge, the Original Note and that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated December 4, 2008 from the Borrower in favor of the Lender (“Mortgage”) are ratified, confirmed and continued. This Allonge is given as a modification of the Borrower’s obligations under the Original Note and is not given in substitution therefor or extinguishment thereof and is not intended, and shall not be construed as, a novation.

Conflicts; Inconsistencies. If there shall be any conflicts or inconsistencies between the provisions of this Allonge and those of the Original Note or the Mortgage, the provisions of this Allonge shall govern and control.

Counterparts; Facsimile/Electronic Signatures. This Allonge may be executed in several counterparts, each of which shall be an original and all of which, when taken together, shall constitute one instrument. Facsimile or electronic signatures are valid to bind each party to this Allonge.

Attachment to Original Note. This Allonge shall be and remain attached to the Original Note and shall be an integral part thereof. From and after the date of this Allonge, all references to “Note” and/or “Promissory Note” in the Original Note and the Mortgage shall mean the Original Note, as amended by this Allonge.

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IN WITNESS WHEREOF, the parties hereto have caused this Allonge to Secured Promissory Note (Revolving) to be duly executed as of November 13, 2012.

BORROWER:

FSP PHOENIX TOWER LIMITED PARTNERSHIP, a Texas limited partnership

By: FSP Phoenix Tower LLC, its general partner

By:	/s/ George J. Carter
George J. Carter
President

COMMONWEALTH OF MASSACHUSETTS	:
: ss
COUNTY OF MIDDLESEX	:

On this 13th day of November, 2012, before me, the undersigned notary public, personally appeared George J. Carter, President of FSP Phoenix Tower LLC, a Delaware limited liability company, which is the general partner of FSP Phoenix Tower Limited Partnership, a Texas limited partnership, proved to me through satisfactory evidence of identification, which was personal knowledge of identity, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily, as the act and deed of said entity for its stated purpose.

/s/ J Barbara J. Fournier
Official Signature and Seal of Notary Public

LENDER:

FRANKLIN STREET PROPERTIES CORP., a Maryland corporation

By:	/s/ George J. Carter
George J. Carter
President and Chief Executive Officer

COMMONWEALTH OF MASSACHUSETTS	:
: ss
COUNTY OF MIDDLESEX	:

On this 13th day of November, 2012, before me, the undersigned notary public, personally appeared George J. Carter, President and Chief Executive Officer of Franklin Street Properties Corp., a Maryland corporation, proved to me through satisfactory evidence of identification, which was personal knowledge of identity, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily, as the act and deed of said entity for its stated purpose.

/s/ Barbara J. Fournier
Official Signature and Seal of Notary Public

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